Exhibit 99.2

FORM OF VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of December 18, 2025 (this “Agreement”), is made and entered into by and between Trump Media & Technology Group Corp., a Florida corporation (“Parent”), and each of the parties listed on Schedule A hereto (each, a “Securityholder” and, collectively, the “Securityholders”). Each of Parent and each Securityholder is referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent is entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among Parent, TAE Technologies, Inc., a Delaware corporation (“Company”), and T Media Sub, Inc., a Florida corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, at the closing of the transactions contemplated thereby and on the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Company, with the result that Company will survive as a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, each Securityholder is the Beneficial Owner or record owner of, and has either sole or shared voting power and dispositive power over, such number of shares of Company Common Stock and Company Preferred Stock (collectively, “Company Securities”), as is indicated opposite such Securityholder’s name on Schedule A attached hereto (such Company Securities, “Existing Securities” and any such Company Securities acquired by such Securityholder after the date hereof and prior to the Expiration Date, “New Securities”);

WHEREAS, Parent desires that the Securityholders agree, and each Securityholder is willing to agree, subject to the limitations herein, not to Transfer (as defined below) any of its Subject Securities (as defined below) in a manner prohibited by this Agreement, and to vote all of the Subject Securities with respect to which the Securityholder has voting rights in a manner so as to facilitate consummation of the Merger; and

WHEREAS, as a condition and an inducement to Parent’s willingness to enter into the Merger Agreement, each Securityholder has agreed to enter into this Agreement with respect to all Subject Securities that such Securityholder Beneficially Owns or is the holder of record as of the date hereof and any additional Subject Securities that such Securityholder may acquire Beneficial Ownership or record ownership of after the date hereof.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01          Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

(a)          “Agreement” shall have the meaning set forth in the preamble to this Agreement.

(b)          “Beneficial Owner” shall be interpreted in accordance with the term “beneficial owner” as defined in Rules 13d-3 and 13d-5 adopted by the SEC under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rules (in each case, irrespective of whether or not either such Rule is actually applicable in such circumstance); provided that, notwithstanding the generality of the foregoing, for purposes of determining beneficial ownership, a Person shall be deemed to be the beneficial owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, redemption rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time (including the passage of time in excess of sixty (60) days), the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficial Ownership,” “Beneficially Own,” “Beneficially Owned” and “Own Beneficially” shall have correlative meanings.

(c)          “Board” shall mean the Board of Directors of Company.

(d)          “Company” shall have the meaning set forth in the preamble to this Agreement.

(e)          “Company Securities” shall have the meaning set forth in the recitals to this Agreement.

(f)          “Existing Securities” shall have the meaning set forth in the recitals to this Agreement.

(g)          “Expiration Date” shall mean the earliest to occur of (a) the Effective Time, (b) such date as the Merger Agreement shall be terminated in accordance with its terms, (c) a Company Change of Recommendation in accordance with Section 6.5(d) of the Merger Agreement or (d) the termination of this Agreement by mutual written consent of the Parties hereto.

(h)          “Merger” shall have the meaning set forth in the recitals to this Agreement.

(i)          “Merger Agreement” shall have the meaning set forth in the recitals to this Agreement.

(j)          “Merger Sub” shall have the meaning set forth in the recitals to this Agreement.

(k)          “New Securities” shall have the meaning set forth in the recitals to this Agreement.

(l)          “Parent” shall have the meaning set forth in the recitals to this Agreement.

(m)          “Parent’s Knowledge” shall mean the actual knowledge of the Parent’s Chief Executive Officer, Chief Financial Officer or General Counsel, after reasonable inquiry of the direct reports of such individual.

(n)          “Parties” shall have the meaning set forth in the preamble to this Agreement.

(o)          “Permitted Transfer” shall mean, with respect to each Securityholder, so long as (a) such Transfer is in accordance with applicable Law and (b) such Securityholder is in compliance with this Agreement, any Transfer of Subject Securities by such Securityholder to an Affiliate of such Securityholder, so long as such Affiliate, in advance of such Transfer, executes a joinder to this Agreement pursuant to which such Affiliate agrees to become a party to this Agreement and be subject to the restrictions applicable to the Securityholder and otherwise become a party for all purposes of this Agreement; provided that no such Transfer shall relieve such Securityholder from its obligations under this Agreement, other than with respect to the Subject Securities transferred in accordance with the foregoing provision; provided further, such Securityholder delivers advance notice of such Transfer pursuant to Section 8.02.

(p)          “Securityholder” and “Securityholders” shall have the meaning set forth in the preamble to this Agreement.

(q)          “Securityholder’s Knowledge” shall mean the actual knowledge, after reasonable inquiry, of the Securityholder.

(r)          “Subject Securities” shall mean, collectively, with respect to each Securityholder, such Securityholder’s Existing Securities and any New Securities.

(s)          “Transfer” shall mean (i) any direct or indirect offer, sale, assignment, conveyance, exchange, encumbrance, hedge, gift, pledge, hypothecation, disposition, loan or other transfer (whether by revocation of the Securityholder, by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of law or otherwise), either voluntary or involuntary, (ii) entry into any Contract, option or other understanding with respect to any offer, sale, assignment, conveyance, exchange, encumbrance, hedge, gift, pledge, hypothecation, disposition, loan or other transfer (whether by revocation of  the Securityholder, by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of law or otherwise), (iii) to otherwise grant, permit or suffer the creation of any Liens (other than those created by this Agreement or under applicable securities laws) or (iv) to commit or agree, directly or indirectly, to take any of the foregoing actions.

ARTICLE II
AGREEMENT TO RETAIN SUBJECT SECURITIES.

Section 2.01          Transfer and Encumbrance of Subject Securities. Until the earlier of (x) the Expiration Date and (y) the date the Company Stockholder Approval is obtained, each Securityholder  agrees, with respect to any Subject Securities Beneficially Owned or held of record by such Securityholder, not to (a) Transfer any such Subject Securities except pursuant to a Permitted Transfer or (b) deposit any such Subject Securities into a voting trust or enter into any agreement, arrangement or understanding with any Person to vote or give instructions inconsistent with this Article II, including any rights to acquire, any granting of, options, rights of first offer or refusal, or any voting agreement or arrangement with respect to such Securityholder’s Subject Securities, grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto or enter into any agreement or arrangement with any person to limit, restrict or adversely affect such Securityholder’s legal power to, authority or right to vote any of its Subject Securities or otherwise prevent such Securityholder from performing its obligations under this Agreement or commit or agree, directly or indirectly, to take any of the foregoing actions.  Such Securityholder further authorizes Company to notify Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities and that this Agreement places limits on the voting of the Subject Securities (in each case subject to the provisions hereof); provided, however, that any such stop transfer order shall terminate upon the earlier of (x) the Expiration Date and (y) the date the Company Stockholder Approval is obtained. For the avoidance of doubt, nothing in this Agreement will restrict any Securityholder from Transferring any Company Securities following receipt of the Company Stockholder Approval.

Section 2.02          Acquisition of Additional Company Securities.  If and to the extent that a Securityholder acquires Beneficial Ownership or record ownership of New Securities, or with respect to which such Securityholder otherwise acquires sole or shared voting power, following the execution of this Agreement and prior to the Expiration Date, such New Securities shall constitute Subject Securities and be subject to the terms and conditions of this Agreement.

Section 2.03          Unpermitted Transfers. Any Transfer or attempted or purported Transfer of any Subject Securities in violation of Section 2.01 shall be null and void ab initio.

ARTICLE III
AGREEMENT TO VOTE AND APPROVE.

Section 3.01          Agreement to Vote and Approve. Until the Expiration Date, at every meeting of the stockholders of Company (whether annual or special) called with respect to any of the following matters, and at every adjournment, postponement or continuation thereof, and on every action or approval by written consent of the stockholders of Company with respect to any of the following matters, each Securityholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote the Subject Securities Beneficially Owned or held of record by such Securityholder (or such holder of record on such applicable record date): (a) in favor of the Merger Agreement, the Conversion and the consummation of the Merger and the other transactions contemplated by the Merger Agreement, (b) in favor of any other proposal in respect of which the vote or written consent of such Securityholders is requested that could reasonably be expected to facilitate the approval of the transactions contemplated by the Merger Agreement, including any proposal to adjourn or postpone such meeting of the stockholders of Company to a later date if there are not sufficient votes to approve the Merger Agreement, the Conversion and the consummation of the Merger and the other transactions contemplated by the Merger Agreement and/or if there are not sufficient shares present in person or by proxy at such meeting of the stockholders of Company to constitute a quorum, and (c) against (i) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or of such Securityholder under this Agreement, (ii) any amendment to Company’s certificate of incorporation or by-laws that would reasonably be expected to prohibit or impede the timely consummation of the Merger and/or the other transactions contemplated by the Merger Agreement or (iii) any change in a majority of the Board.  Any such vote shall be cast, or consent shall be given, for purposes of this Section 3.01, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording in accordance herewith the results of such vote or consent. At any meeting of the stockholders of Company (whether annual or special) to which this Section 3.01 is applicable, each Securityholder shall, or shall direct the holder(s) of record of all of the Subject Securities of such Securityholder on any applicable record date to, appear, in person or by proxy, at each meeting or otherwise cause all of the Subject Securities of such Securityholder to be counted as present thereat for purposes of establishing a quorum. Notwithstanding the foregoing or anything else in this Agreement to the contrary, if there is any amendment or other modification to the Merger Agreement that is material and adverse to the holders of Company Securities, then the Securityholders shall have no obligation to vote any of the Subject Securities in accordance with this Section 3 (including in favor of the Conversion or the Merger).

ARTICLE IV
SECURITYHOLDER CAPACITY.

Section 4.01          Agreement to Act only in Shareholder Capacity.  Notwithstanding anything to the contrary in this Agreement, this Agreement applies solely to the Securityholders in the Securityholders’ capacity as shareholders of Company, and nothing in this Agreement shall prevent such Securityholder from acting in such Securityholder’s capacity as an employee, officer or director of Company or any Subsidiary of Company, or taking any action in such capacity (including at the direction of the Board).

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE SECURITYHOLDERS.

Each Securityholder hereby represents and warrants to Parent as follows:

Section 5.01          Due Authority; Organization.  Each Securityholder is duly formed, validly existing and has all requisite corporate, trust or other power and authority to enter into and deliver this Agreement and to perform its obligations hereunder. If such Securityholder is an entity, the execution, delivery and performance of this Agreement by such Securityholder has been duly and validly authorized by all necessary action on the part of such Securityholder, and no other proceedings on the part of such Securityholder are necessary to approve this Agreement or to consummate the transaction contemplated hereby, and such Securityholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. This Agreement has been duly and validly executed and delivered by such Securityholder and, assuming this Agreement constitutes the valid and binding agreement of Parent, constitutes a legal, valid and binding agreement of such Securityholder, enforceable against such Securityholder in accordance with its terms, subject to the Enforceability Exceptions.

Section 5.02          Ownership of the Existing Securities.  As of the date hereof, such Securityholder (a)  is the Beneficial Owner and record owner of Existing Securities as indicated on Schedule A hereto, free and clear of any proxy, voting restriction, adverse claim or other Lien, other than Liens created by this Agreement, the Merger Agreement or under applicable securities Laws, and (b) has sole voting power over all of the Existing Securities Beneficially Owned or held of record by such Securityholder and sole power of disposition with respect to all of the Existing Securities, and no other Person has any right to direct or approve the voting or disposition of any of the Existing Securities. As of the date hereof, such Securityholder does not Beneficially Own or hold of record, any capital stock or other securities of Company or any Subsidiary of Company other than the Existing Securities set forth on Schedule A opposite such Securityholder’s name. As of the date hereof, such Securityholder does not Beneficially Own or hold of record, any rights to purchase or acquire any shares of capital stock or other equity interests of Company or any Subsidiary of Company except as set forth on Schedule A opposite such Securityholder’s name.  None of the Existing Securities are subject to any voting trust agreement or other Contract to which such Securityholder is a party restricting or otherwise relating to the voting or Transfer of any of the Existing Securities. Such Securityholder has not appointed or granted any proxy or power of attorney that is in effect with respect to any Existing Securities. Such Securityholder has not entered into and will not enter into any agreement or commitment with any person the effect of which would be inconsistent with or otherwise violate any of the provisions and agreements set forth herein.

Section 5.03          No Conflict; Consents.

(a)          The execution and delivery of this Agreement by such Securityholder does not, and the performance by such Securityholder of its obligations under this Agreement will not (i) contravene or conflict with, or breach any provision of, the organizational or governing documents of such Securityholder or (ii) (A) contravene or conflict with or constitute a violation of any provision of any Law, judgment, writ or injunction of any Governmental Entity binding upon or applicable to such Securityholder or any of its properties or assets, or (B) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a benefit under any Contract to which such Securityholder or any of its properties or assets are bound, or by which such Securityholder or any of its properties or assets may be bound or affected, or result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of such Securityholder.

(b)          The execution and delivery of this Agreement by such Securityholder does not, and the performance by such Securityholder of its obligations under this Agreement will not, require any consent, approval, authorization or permit of, action by, filing with or notification to, any Person.

Section 5.04          Absence of Litigation. As of the date of this Agreement, there is no Action or Order pending or, to such Securityholder’s Knowledge, threatened against or affecting, such Securityholder or any of its Affiliates that would reasonably be expected to impair or adversely affect the ability of such Securityholder or any of its Affiliates to perform such Securityholder’s obligations hereunder or to consummate the transactions contemplated hereby.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF PARENT.

Parent hereby represents and warrants to each Securityholder as follows:

Section 6.01          Due Authority. Parent has all requisite corporate power and authority to enter into and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Parent has been duly and validly authorized, and no other corporate proceedings on the part of Parent are necessary to approve this Agreement. This Agreement has been duly and validly executed and delivered by Parent and, assuming this Agreement constitutes the valid and binding agreement of such Securityholder, constitutes a legal, valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject to the Enforceability Exceptions.

Section 6.02          No Conflict; Consents.

(a)          The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement will not (i) contravene or conflict with, or breach any provision of, the organizational or governing documents of Parent or (ii) (A) contravene or conflict with or constitute a violation of any provision of any Law, judgment, writ or injunction of any Governmental Entity binding upon or applicable to Parent or any of its properties or assets, or (B) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a benefit under any Contract to which Parent or any of its properties or assets are bound, or by which Parent or any of its properties or assets may be bound or affected, or result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent.

(b)          Except for any required filings by Parent with the SEC, the execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement will not, require any consent, approval, authorization or permit of, action by, filing with or notification to, any Person.

Section 6.03          Absence of Litigation. As of the date of this Agreement, there is no Action or Order pending or, to Parent’s Knowledge, threatened against or affecting, Parent or any of its Affiliates that would reasonably be expected to impair or adversely affect the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby.

ARTICLE VII
NO LEGAL ACTION.

Section 7.01          No Legal Action. The Securityholders shall not bring, commence, institute, maintain, voluntarily aid, finance, encourage or prosecute, and agree to take all actions necessary to opt out of any class in any class action with respect to, any claim, appeal, litigation, arbitration or proceeding which, and each Securityholder hereby waives any claim, appeal, litigation, arbitration or proceeding that, (a) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement (other than to enforce it) or (b) alleges the breach of any fiduciary duty of any Person (including any member of the Board or any committee thereof) in connection with the negotiation and entry into this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby. In addition, in the case of a class action, each Securityholder agrees not to bring, commence, institute, maintain, voluntarily aid, finance, encourage, prosecute or participate in and to take all actions necessary to opt out of, any class in any class action with respect to (a) or (b) above.

ARTICLE VIII
TERMINATION AND NOTICE.

Section 8.01          Termination. This Agreement shall terminate and shall have no further force or effect immediately as of and following the Expiration Date. Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that (a) nothing set forth in this Section 8.01 shall relieve any Party from liability for any Willful Breach in respect of its representations, warranties, covenants or agreements set forth in this Agreement prior to such termination; and (b) the provisions of this Section 8.01, and Article IX, shall survive any termination of this Agreement.

Section 8.02          Notice of Certain Events. Until the Expiration Date, each Securityholder shall notify Parent promptly of (a) the receipt by such Securityholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement, (b) any acquisition of New Securities by such Securityholder pursuant to Section 2.02 and (c) any Permitted Transfer; provided, however, that the delivery of any notice pursuant to this Section 8.02 shall not limit or otherwise affect the remedies available to any Party.

ARTICLE IX
MISCELLANEOUS

Section 9.01          Reliance by Parent. Each Securityholder understands and acknowledges that Parent is entering into the Merger Agreement (and the other documents related thereto) in reliance upon such Securityholder’s execution, delivery and performance of this Agreement and upon the representations and warranties, covenants and other agreements of each Securityholder contained in this Agreement.

Section 9.02          No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Subject Securities.  All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to such Securityholder, and Parent shall have no authority to direct such Securityholder in the voting or disposition of any of the Subject Securities, except as otherwise provided herein.  Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

Section 9.03          Further Assurances. From time to time, at the request of Parent and without further consideration, each Securityholder shall take such further action as may reasonably be deemed to be necessary or desirable to effect the transactions contemplated by this Agreement.

Section 9.04          Certain Adjustments.  In the event of a change in the number of shares of Parent Securities by reason of any reclassification, recapitalization, split (including a reverse split), subdivision, combination, exchange or readjustment, or any stock or unit dividend or stock or unit distribution or other similar transaction, the terms “Company Securities,” “New Securities” and “Subject Securities” shall be deemed to refer to and include such shares or units as well as all such stock or unit dividends and distributions and any securities into which or for which any or all of such shares or units may be changed or exchanged or which are received in such transaction.

Section 9.05          Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring or required to incur such expenses, whether or not the Merger is consummated.

Section 9.06          Counterparts; Effectiveness.  This Agreement may be executed and delivered in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties to this Agreement and delivered to the other Party, it being understood that all Parties need not sign the same counterpart.  Signatures transmitted by facsimile or other electronic transmission shall be accepted as originals for all purposes of this Agreement.

Section 9.07          Governing Law; Jurisdiction.

(a)          This Agreement and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b)          In addition, each of the Parties to this Agreement irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party to this Agreement or its successors or assigns, shall be brought and determined exclusively in the State of Texas. In addition, each of the Parties to this Agreement irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party to this Agreement or its successors or assigns, shall be brought and determined exclusively in the Texas Business Court, First Division B, or, if the Texas Business Court, First Division B does not have jurisdiction over a particular matter, the United States District Court for the Northern District of Texas, or, if both the Texas Business Court, First Division B and the United States District Court for the Northern District of Texas do not have jurisdiction over a particular matter, any other state court within the State of Texas sitting in Dallas County, and, in each case, any appellate court therefrom.  Notwithstanding Section 9.07(a), this Section 9.07(b) shall be governed by and construed in accordance with the laws of the State of Texas.  Each of the Parties to this Agreement hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action or proceeding relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts.  Each of the Parties to this Agreement hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 9.07, (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (I) the suit, action or proceeding in such court is brought in an inconvenient forum, (II) the venue of such suit, action or proceeding is improper or (III) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.  Each of the Parties to this Agreement agrees that service of process upon such Party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 9.10.

Section 9.08          Specific Enforcement.

(a)          The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  Each Party agrees that in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to obtain (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach.  Each Party acknowledges and agrees that (A) each Party is entitled to specifically enforce the terms and provisions of this Agreement notwithstanding the availability of any monetary remedy, (B) the availability of any monetary remedy (1) does not adequately compensate for the harm that would result from a breach of this Agreement and (2) shall not be construed to diminish or otherwise impair in any respect any Party’s right to specific enforcement, and (C) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, neither Parent nor such Securityholder would have entered into this Agreement.

(b)          Each Party further agrees that (i) no such Party will oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that the other Party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity and (ii) no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.08, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 9.09          WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 9.09.

Section 9.10          Notices. Any notice required to be given hereunder shall be in writing, and sent by reliable overnight delivery service (with proof of delivery, with such notice deemed to be given upon receipt), hand delivery (with such notice deemed to be given upon receipt) or by electronic mail transmission (with such notice deemed to have been given at the time of confirmation of transmission if sent during normal business hours of the recipient, and on the next Business Day if received after normal business hours of the recipient, and provided that the sender does not receive any out-of-office replies or other automatically generated responses), addressed as follows:

To Parent:

Trump Media & Technology Group Corp.
401 N. Cattlemen Road, Suite 200
Sarasota, FL 34232
Attention: Scott Glabe, General Counsel and Secretary
E-mail Address: [***]

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)
1251 Avenue of the Americas
New York, New York 10020
Attention: Viktor Sapezhnikov; Brian Wohlberg
Phone: [***]
E-mail Address: [***]

If to a Securityholder, to the address set forth for such Securityholder on Schedule A.

or to such other address as any Party shall specify with respect to itself by written notice so given (subject to the proviso of the immediately following sentence), and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or received.  Any Party to this Agreement may notify any other Party of any changes to the address or any of the other details specified in this paragraph; provided that such notification shall only be effective on the date specified in such notice or two (2) Business Days after the notice is given, whichever is later.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 9.11          Assignment; Binding Effect.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties to this Agreement (whether by operation of law or otherwise) without the prior written consent of the other Parties.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties to this Agreement and their respective successors and assigns.  Any purported assignment not permitted by this Section 9.11 shall be null and void.

Section 9.12          Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

Section 9.13          Entire Agreement.  This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof.

Section 9.14          Amendments; Waivers.

(a)          Any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by the Parties hereto.

(b)          Except as otherwise set forth herein, any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the covenants or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement.  Any agreement by a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party.  Notwithstanding the foregoing, no failure or delay by a Party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 9.15          Headings.  The titles of Articles and Sections of this Agreement are for convenience only and shall not be interpreted to limit or otherwise affect the provisions of this Agreement.

Section 9.16          Interpretation.  References in this Agreement to Articles and Sections shall be deemed to be references to Articles and Sections of this Agreement, unless the context shall otherwise require.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of such agreement or instrument.  Words in the singular shall be held to include the plural and vice versa.  References to “written” or “in writing” include in electronic form.  The word “or” shall not be exclusive.  The phrase “to the extent” shall mean the degree to which a subject or other thing extends, and not merely “if.” Each of the Parties has participated in the negotiation and drafting of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or burdening any party by virtue of the authorship of any of the provisions in this Agreement.  A reference to any Person includes such Person’s successors and permitted assigns.

Section 9.17          Documentation and Information. Each Securityholder consents to and authorizes the publication and disclosure by Parent and Company and their respective Affiliates of such Securityholder’s identity and holdings of Subject Securities, and the nature of such Securityholder’s commitments, arrangements and understandings under this Agreement, in any press release or any other disclosure document required in connection with the Merger or any other transaction contemplated by the Merger Agreement; provided, that such Securityholder will be provided with an opportunity to review any such disclosure prior to public release. As promptly as reasonably practicable, such Securityholder shall notify Parent and Company, as applicable, of any required corrections with respect to any written information supplied by such Securityholder specifically for use in any such disclosure document, if and to the extent such Securityholder becomes aware that any have become false or misleading in any material respect.

Section 9.18          Obligation to Update Schedule A.  Each Securityholder agrees that in connection with any acquisitions or Transfers (to the extent permitted) of Subject Securities by such Securityholder, such Securityholder will, as promptly as practicable following the completion thereof, notify each of Parent and Company in writing of such acquisition or Transfer and the Parties will update Schedule A to reflect the effect of such acquisition or Transfer.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed on the date first above written.

TRUMP MEDIA & TECHNOLOGY GROUP CORP.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

[SECURITYHOLDERS]

By:
Name:	[Securityholder]
Title:	Securityholder

[Signature Page to Voting and Support Agreement]

SCHEDULE A
SECURITYHOLDER EXISTING SECURITIES

Name and Address	Type of Security or Securities	Shares of Company Stock Beneficially Owned	Shares of Company Stock Owned of Record